Exhibit 99.2

CHAMBERS STREET PROPERTIES

Supplemental Information | Third Quarter 2014 | 1

This supplemental information is available on our website at www.ChambersStreet.com. This data is furnished to supplement audited and unaudited regulatory filings of ours and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Forward-Looking Statements
This supplemental information may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks or epidemics in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other of our documents that are on file with or furnished to the SEC. Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements.
Credit ratings may not reflect the potential impact of risks relating to the structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.
The following discussion related to our consolidated financial statements should be read in conjunction with the financial statements for the quarter ended September 30, 2014 included in the Form 10-Q to be filed on or about November 4, 2014.

Supplemental Information | Third Quarter 2014 | 2

CHAMBERS STREET PROPERTIES
Company Profile

Chambers Street Properties is a real estate investment trust focused on acquiring, owning and operating net leased industrial and office properties, leased to creditworthy tenants.
We were formed on March 30, 2004 and commenced operations in July 2004. During 2006, we became a public reporting company and through January 2012, we raised approximately $2.5 billion in gross offering proceeds. On May 21, 2013, we listed our common shares on the New York Stock Exchange under the ticker symbol "CSG."
As of September 30, 2014, we had ownership interests in 129 primarily net leased industrial (primarily warehouse/distribution) and office properties located in 20 U.S. states, France, Germany and the United Kingdom. As of September 30, 2014, our portfolio encompassed 36.3 million net rentable square feet and was 97.3% leased.

Senior Management

Jack A. Cuneo President and Chief Executive Officer	Martin A. Reid Executive Vice President, Chief Financial Officer, Treasurer and Secretary	Philip L. Kianka Executive Vice President and Chief Operating Officer

Christopher B. Allen Executive Vice President of Capital Markets and Finance	Hugh S. O'Beirne, Esq. Senior Vice President and General Counsel

Offices and Contact Information

Corporate Headquarters 47 Hulfish Street Suite 210 Princeton, NJ 08542 (609) 683-4900	Los Angeles Regional Office 515 S. Flower Street Suite 1020 Los Angeles, CA 90071 (213) 405-5927	Transfer Agent Broadridge Corporate Issuer Solutions 1155 Long Island Avenue Edgewood, NY 11717 (855) 450-0288

Investor Relations Heather Gentry Vice President, Investor Relations Heather.Gentry@CSPREIT.com (609) 806-2682	Media Relations Gallen.Neilly Tim Gallen Tim@Gallen.com Andrew Neilly Andrew@Gallen.com (925) 930-9848

Credit Ratings

Standard & Poor's Ratings Services: BBB-	Moody's Investors Ratings: Baa3

Equity Research Coverage

Capital One Securities, Inc. Chris Lucas (571) 633-8151	JMP Securities Mitch Germain (212) 906-3546	Ladenburg Thalmann & Co. Daniel Donlan (212) 409-2056

Oppenheimer & Co. Steve Manaker (212) 667-5950	SunTrust Robinson Humphrey, Inc. Ki Bin Kim, CFA (212) 303-4124	Wells Fargo Securities, LLC Todd Stender (562) 637-1371

Supplemental Information | Third Quarter 2014 | 3

CHAMBERS STREET PROPERTIES
Quarterly Highlights
Earnings

•	FFO: $0.17 per diluted share, or $40.4 million, unchanged per diluted share compared to Q2 2014 and an increase of $0.01 per diluted share compared to Q3 2013.

•	Core FFO: $0.18 per diluted share, or $41.9 million, which represents an increase of $0.01 per diluted share compared to Q2 2014 and an increase of $0.01 per diluted share compared to Q3 2013.

•	AFFO: $0.16 per diluted share, or $37.8 million, unchanged per diluted share compared to Q2 2014 and an increase of $0.01 per diluted share compared to Q3 2013.
Operating

•	Percentage Leased: 97.3% as of September 30, 2014.

•	Leasing: Leased 1,583,743 rentable square feet comprised of 841,099 rentable square feet of renewals and 742,644 rentable square feet of new leases.
Acquisitions and Dispositions

•	Acquisitions: Acquired one property totaling 514,753 rentable square feet in Los Angeles - South Bay, California for a purchase price of $46.7 million.

•	Dispositions: Sold our last wholly-owned retail property for a gross sales price of $63.0 million.

Supplemental Information | Third Quarter 2014 | 4

CHAMBERS STREET PROPERTIES
Financial Highlights
(Unaudited)
($ in Thousands, Except Share Data)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Portfolio Statistics:
Number of Consolidated Properties	100	100	100	99	101
Number of Unconsolidated Properties (1)	29	29	29	30	30
Total Properties	129	129	129	129	131
Total Net Rentable Square Feet (1)	36,281,879	35,911,525	35,785,092	35,267,652	34,539,220
Approximate Acquisition Cost (2)	$3,352,860	$3,359,950	$3,353,599	$3,335,719	$3,344,414
Percentage Leased (3)	97.3%	95.9%	96.1%	96.5%	96.0%
Balance Sheet Items:
Total Assets (2)	$3,077,962	$3,132,338	$3,153,676	$3,213,687	$3,201,727
Total Debt (2)	$1,548,248	$1,577,833	$1,583,164	$1,607,974	$1,556,463
Total Shareholders' Equity	$1,406,880	$1,429,379	$1,456,976	$1,484,650	$1,499,169

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Income Items:
Total Revenues (2)	$86,290	$84,411	$258,571	$245,636
Net Operating Income - GAAP Basis (2)(4)	$63,288	$60,603	$188,017	$177,960
Net Operating Income - Cash Basis (2)(4)	$62,607	$58,034	$188,296	$170,526
Net Income	$18,468	$859	$26,940	$79,309
Adjusted EBITDA (2)(5)	$56,010	$52,718	$167,749	$148,068
Funds from Operations (FFO) (6)	$40,423	$37,481	$120,045	$108,161
Core Funds from Operations (Core FFO) (6)	$41,930	$40,163	$121,949	$119,048
Adjusted Funds from Operations (AFFO) (6)	$37,803	$34,788	$114,842	$105,371
Dividends Declared	$29,854	$29,562	$89,536	$102,320
Per Share Data
FFO per Share	$0.17	$0.16	$0.51	$0.44
Core FFO per Share	$0.18	$0.17	$0.51	$0.49
AFFO per Share	$0.16	$0.15	$0.48	$0.43
Dividends per Share	$0.126	$0.125	$0.378	$0.425
Weighted Average Common Shares Outstanding – Basic & Diluted	236,954,218	236,548,477	236,847,551	244,373,249
Dividend Payout Ratios:
FFO (5)	73.9%	78.9%	74.6%	94.6%
Core FFO (5)	71.2%	73.6%	73.4%	85.9%
AFFO (5)	79.0%	85.0%	78.0%	97.1%
__________

(1)	Includes 100% of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Includes continuing and discontinued operations and pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(3)	Average percentage leased is weighted based on net rentable square feet.

(4)	Refer to page 36 for a reconciliation of Net Income to Consolidated Net Operating Income.

(5)	Refer to page 37 for a reconciliation of Net Income to Adjusted EBITDA.

(6)	Refer to page 8 for a reconciliation of GAAP Net Income to FFO, Core FFO and AFFO.

Supplemental Information | Third Quarter 2014 | 5

CHAMBERS STREET PROPERTIES
Consolidated Balance Sheets
($ in Thousands, Except Share Data)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
ASSETS
Investments in Real Estate:
Land	$641,720	$646,513	$645,592	$639,382	$649,341
Land Available for Expansion	25,701	25,752	25,752	24,631	24,631
Buildings and Improvements	1,633,625	1,630,531	1,625,610	1,606,209	1,621,725
	2,301,046	2,302,796	2,296,954	2,270,222	2,295,697
Less: Accumulated Depreciation and Amortization	(243,073)	(230,804)	(213,156)	(195,778)	(180,284)
Net Investments in Real Estate	2,057,973	2,071,992	2,083,798	2,074,444	2,115,413
Investments in Unconsolidated Entities	460,211	486,452	497,851	514,802	464,769
Cash and Cash Equivalents	58,546	55,588	44,565	83,007	62,250
Restricted Cash	14,372	12,793	12,216	15,236	15,247
Tenant and Other Receivables, Net	14,147	12,253	11,689	10,394	10,653
Deferred Rent	40,123	38,068	36,794	35,499	33,082
Deferred Leasing Costs and Intangible Assets, Net	220,802	230,899	242,368	248,872	259,733
Deferred Financing Costs, Net	9,908	10,318	10,931	11,585	11,455
Prepaid Expenses and Other Assets	13,647	10,299	12,100	16,757	18,555
Total Assets	$2,889,729	$2,928,662	$2,952,312	$3,010,596	$2,991,157
LIABILITIES, NON-CONTROLLING INTERESTS AND SHAREHOLDERS’ EQUITY
LIABILITIES
Secured Notes Payable, Net	$632,361	$652,166	$656,520	$681,200	$694,679
Unsecured Term Loan Facilities	570,000	570,000	570,000	570,000	570,000
Unsecured Revolving Credit Facility	170,044	170,044	170,044	170,044	100,000
Accounts Payable, Accrued Expenses and Other Liabilities	57,587	56,734	45,892	50,053	53,767
Intangible Liabilities, Net	26,988	25,994	27,024	28,070	29,229
Prepaid Rent and Security Deposits	15,918	14,392	15,902	16,648	14,551
Distributions Payable	9,951	9,953	9,954	9,931	29,562
Total Liabilities	1,482,849	1,499,283	1,495,336	1,525,946	1,491,788
COMMITMENTS AND CONTINGENCIES
NON-CONTROLLING INTERESTS
Class B Interest	—	—	—	—	200
SHAREHOLDERS’ EQUITY
Common Shares of Beneficial Interest, $0.01 par value, 990,000,000 shares authorized	2,362	2,361	2,360	2,359	2,359
Additional Paid-in-Capital	2,069,710	2,068,683	2,067,772	2,067,008	2,066,492
Accumulated Deficit	(651,909)	(640,523)	(615,814)	(589,313)	(563,555)
Accumulated Other Comprehensive (Loss) Income	(13,283)	(1,142)	2,658	4,596	(6,127)
Total Shareholders’ Equity	1,406,880	1,429,379	1,456,976	1,484,650	1,499,169
Total Liabilities, Non–Controlling Interests and Shareholders’ Equity	$2,889,729	$2,928,662	$2,952,312	$3,010,596	$2,991,157

Supplemental Information | Third Quarter 2014 | 6

CHAMBERS STREET PROPERTIES
Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2014 and 2013 (unaudited)
($ in Thousands, Except Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
REVENUES
Rental	$52,391	$50,670	$156,300	$144,841
Tenant Reimbursements	15,219	14,116	45,034	39,933
Other Property Income	537	—	1,606	—
Total Revenues	68,147	64,786	202,940	184,774
EXPENSES
Property Operating	9,113	8,489	27,058	22,491
Real Estate Taxes	9,927	9,891	30,193	28,595
General and Administrative	7,230	5,514	20,047	17,708
Investment Management Fee	—	—	—	489
Acquisition-Related	265	175	555	2,178
Depreciation and Amortization	27,208	26,435	81,572	74,802
Transition and Listing	—	1,447	—	12,681
Total Expenses	53,743	51,951	159,425	158,944
OTHER EXPENSES AND INCOME
Interest and Other Income	255	618	573	1,105
Interest Expense	(13,685)	(12,902)	(41,653)	(32,456)
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	68	163	80	582
Gain on Asset Disposition, Net	13,175	—	13,175	—
Loss on Early Extinguishment of Debt	—	(1,572)	—	(1,572)
(Loss) Gain on Conversion of Equity Interest to Controlling Interest	—	(1,667)	—	75,536
Total Other (Expenses) Income	(187)	(15,360)	(27,825)	43,195
Income (Loss) Before Provision for Income Taxes and Equity in Income of Unconsolidated Entities	14,217	(2,525)	15,690	69,025
Provision For Income Taxes	(140)	(54)	(579)	(274)
Equity in Income of Unconsolidated Entities	4,391	3,324	11,829	10,263
INCOME FROM CONTINUING OPERATIONS	18,468	745	26,940	79,014
DISCONTINUED OPERATIONS
Income from Discontinued Operations	—	114	—	295
TOTAL INCOME FROM DISCONTINUED OPERATIONS	—	114	—	295
NET INCOME	18,468	859	26,940	79,309
Net Income Attributable to Non-Controlling Operating Partnership Units	—	(3)	—	(82)
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$18,468	$856	$26,940	$79,227
Basic and Diluted Net Income Per Share from Continuing Operations Attributable to Common Shareholders	$0.08	$0.00	$0.11	$0.32
Basic and Diluted Net Income Per Share Attributable to Common Shareholders	$0.08	$0.00	$0.11	$0.32
Weighted Average Common Shares Outstanding-Basic and Diluted	236,954,218	236,548,477	236,847,551	244,373,249

Supplemental Information | Third Quarter 2014 | 7

CHAMBERS STREET PROPERTIES
Reconciliation of Net Income to FFO, Core FFO and AFFO
For the Three and Nine Months Ended September 30, 2014 and 2013 (unaudited)
($ in Thousands, Except Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net Income	$18,468	$859	$26,940	$79,309
Real Estate Depreciation and Amortization	27,090	26,549	81,231	75,323
Pro Rata Share of Real Estate Depreciation and Amortization from Unconsolidated Entities	8,163	8,406	25,172	26,952
Loss (Gain) on Conversion of Equity Interest to Controlling Interest	—	1,667	—	(75,536)
Gain on Sale of Real Estate	(13,175)	—	(13,175)	—
Pro Rata Share of Realized (Gain) Loss on Investment in CBRE Strategic Partners Asia	(123)	—	(123)	2,113
Funds from Operations	40,423	37,481	120,045	108,161
Acquisition-Related Expenses	265	175	555	2,178
Loss on Early Extinguishment of Debt	—	1,572	—	1,572
Severance-Related Expense	1,312	—	1,312	—
Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(68)	(265)	(80)	(1,731)
Transition and Listing Expenses	—	1,447	—	12,681
Pro Rata Share of Unrealized (Gain) Loss on Investment in CBRE Strategic Partners Asia	(2)	(247)	117	(3,813)
Core Funds from Operations	41,930	40,163	121,949	119,048
Amortization of Non-Cash Interest Expense	(312)	(94)	(660)	(461)
Pro Rata Share of Amortization of Non-Cash Interest Expense from Unconsolidated Entities	117	97	354	436
Amortization of Above and Below Market Leases	1,173	1,956	4,056	5,028
Pro Rata Share of Amortization of Above/Below Market Leases from Unconsolidated Entities	(54)	(126)	(162)	(150)
Amortization of Deferred Revenue Related to Tenant Improvements	(272)	(276)	(747)	(909)
Share Based Compensation	816	554	2,740	1,547
Straight-Line Rent Adjustments, Net	(2,096)	(3,355)	(4,641)	(7,886)
Pro Rata Share of Straight-Line Rent Adjustments, Net from Unconsolidated Entities	296	(1,044)	1,026	(4,426)
Recurring Capital Expenditures	(3,401)	(1,652)	(8,319)	(3,890)
Pro Rata Share of Recurring Capital Expenditures from Unconsolidated Entities	(394)	(1,435)	(754)	(2,966)
Adjusted Funds from Operations	$37,803	$34,788	$114,842	$105,371
Amounts Per Share (Basic and Diluted):
Net Income Attributable to Common Shareholders	$0.08	$0.00	$0.11	$0.32
Funds from Operations	$0.17	$0.16	$0.51	$0.44
Core Funds from Operations	$0.18	$0.17	$0.51	$0.49
Adjusted Funds from Operations	$0.16	$0.15	$0.48	$0.43
Weighted Average Common Shares Outstanding - Basic & Diluted	236,954,218	236,548,477	236,847,551	244,373,249

Supplemental Information | Third Quarter 2014 | 8

CHAMBERS STREET PROPERTIES
Joint Venture Information
As of September 30, 2014
($ and Square Footage Amounts in Thousands)

	Duke JV	European JV	UK JV
Number of Properties:
Industrial	7	9	3
Office	10	—	—
Total Number of Properties	17	9	3
Percent Leased	99.0%	100.0%	100.0%
Square Feet:
Industrial	6,120	4,966	542
Office	1,202	—	—
Total Square Feet	7,322	4,966	542
Company Effective Ownership Percentage	80.0%	80.0%	80.0%
Balance Sheet Information (1)
Net Investments in Real Estate	$378,919	$314,594	$42,671
Other Assets	41,768	21,237	2,538
Total Assets	$420,687	$335,831	$45,209
Secured Notes Payable	$78,690	$141,114	$—
Other Liabilities	10,752	3,651	1,661
Equity	331,245	191,066	43,548
Total Liabilities and Equity	$420,687	$335,831	$45,209

Income Statement Information (1)

	Duke JV		European JV		UK JV		Afton Ridge (2)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,		September 30,
	2014	2013	2014	2013	2014	2013	2014	2013
Total Revenue	$14,331	$16,680	$7,114	$4,589	$1,234	$1,125	$—	$1,285
Operating Expenses	3,980	5,329	722	742	250	218	—	329
Net Operating Income	10,351	11,351	6,392	3,847	984	907	—	956
Depreciation and Amortization	6,611	7,714	3,061	1,839	532	482	—	421
Interest	1,031	2,214	1,139	564	—	—	—	21
Net Income	2,709	1,435	2,192	1,444	452	425	—	514
Company's Share in Net Income	2,168	1,148	1,754	1,155	362	340	—	463
Adjustments for REIT Basis	(21)	(18)	—	—	—	—	—	(4)
Company's Equity in Net Income	$2,147	$1,130	$1,754	$1,155	$362	$340	$—	$459
__________

(1)	Includes 100% of unconsolidated properties held through our Duke JV, European JV, and UK JV.

(2)	Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Third Quarter 2014 | 9

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Balance Sheets
As of September 30, 2014 and December 31, 2013
(In Thousands)

	September 30, 2014			December 31, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Assets
Real Estate Net	$2,057,973	$588,947	$2,646,920	$2,074,444	$633,954	$2,708,398
Other Assets	371,545	52,558	424,103	421,350	74,263	495,613
Investments in Unconsolidated Entities	460,211	(453,272)	6,939	514,802	(505,126)	9,676
Total Assets	$2,889,729	$188,233	$3,077,962	$3,010,596	$203,091	$3,213,687
Liabilities and Equity
Total Debt	$1,372,405	$175,843	$1,548,248	$1,421,244	$186,730	$1,607,974
Other Liabilities	110,444	12,390	122,834	104,702	16,361	121,063
Total Liabilities	1,482,849	188,233	1,671,082	1,525,946	203,091	1,729,037
Shareholders’ Equity	1,406,880	—	1,406,880	1,484,650	—	1,484,650
Total Liabilities and Equity	$2,889,729	$188,233	$3,077,962	$3,010,596	$203,091	$3,213,687
__________

(1)	Includes Duke JV, European JV, and UK JV.

(2)	Includes Duke JV, European JV, UK JV and Afton Ridge. Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Third Quarter 2014 | 10

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Net Operating Income
For the Three and Nine Months Ended September 30, 2014 and 2013 (unaudited)
(In Thousands)

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Total Revenues	$68,147	$18,143	$86,290	$65,339	$19,072	$84,411
Total Operating Expenses	19,040	3,962	23,002	18,481	5,327	23,808
Net Operating Income - GAAP Basis	49,107	14,181	63,288	46,858	13,745	60,603
Straight-line Rent Adjustment, Net	(2,096)	296	(1,800)	(3,355)	(1,044)	(4,399)
Above/Below Market Lease Amortization, Net	1,173	(54)	1,119	1,956	(126)	1,830
Net Operating Income - Cash Basis	$48,184	$14,423	$62,607	$45,459	$12,575	$58,034
Interest Expense	$13,685	$1,736	$15,421	$13,017	$2,241	$15,258
__________

(1)	Includes amounts from continuing operations for the Duke JV, UK JV and European JV.

(2)	Includes amounts from continuing operations and discontinued operations for the Duke JV, Afton Ridge, UK JV and European JV. Afton Ridge Shopping Center was sold in December 2013.

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Total Revenues	$202,940	$55,631	$258,571	$186,401	$59,235	$245,636
Total Operating Expenses	57,251	13,303	70,554	51,381	16,295	67,676
Net Operating Income - GAAP Basis	145,689	42,328	188,017	135,020	42,940	177,960
Straight-line Rent Adjustment, Net	(4,641)	1,026	(3,615)	(7,886)	(4,426)	(12,312)
Above/Below Market Lease Amortization, Net	4,056	(162)	3,894	5,028	(150)	4,878
Net Operating Income - Cash Basis	$145,104	$43,192	$188,296	$132,162	$38,364	$170,526
Interest Expense	$41,653	$5,235	$46,888	$32,803	$9,434	$42,237
__________

(1)	Includes amounts from continuing operations for the Duke JV, UK JV and European JV.

(2)	Includes amounts from continuing operations and discontinued operations for the Duke JV, Afton Ridge, UK JV and European JV. Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Third Quarter 2014 | 11

CHAMBERS STREET PROPERTIES
Same Property Statistics
As of September 30, 2014
($ in Thousands)

			NIne Months Ended
			September 30,
			2014	2013
Total Portfolio Square Footage at Quarter End			36,281,879	34,539,220
Number of Properties at Quarter End			129	129
Same Property Portfolio Square Footage (1)(2)			33,027,020	33,027,019
Same Property Portfolio Number of Buildings (1)(2)			122	122
Percentage of Total Quarter Ending Square Footage			91.0%	95.6%
Same Property Portfolio % Leased at Quarter End			97.1%	96.3%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Total Revenues	$78,285	$76,063	$233,770	$230,832
Total Operating Expenses	21,590	21,582	65,638	64,990
Net Operating Income - GAAP Basis	$56,695	$54,481	$168,132	$165,842
Less: Straight-Line Rent Revenue	(1,572)	(3,931)	(2,820)	(11,364)
Add: Above/Below Market Lease Revenue	1,152	1,789	3,653	4,920
Less: GAAP Adjustment - European properties	114	—	415	98
Net Operating Income - Cash Basis	$56,161	$52,339	$168,550	$159,300
Same Property Portfolio Weighted Average % Leased	96.1%	94.8%	95.7%	96.1%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned and operating as of January 1, 2013 and still owned and operating as of September 30, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share. Square footage and number of buildings are at 100%.

Supplemental Information | Third Quarter 2014 | 12

CHAMBERS STREET PROPERTIES (continued)
Same Property Statistics
As of September 30, 2014
($ in Thousands)

	Office (1)(2)				Industrial (1)(2)
	Three Months Ended		$ Change	% Change	Three Months Ended		$ Change	% Change
	Sep. 30, 2014	Sep. 30, 2013			Sep. 30, 2014	Sep. 30, 2013
Rental Revenue	$38,530	$38,013			$22,390	$21,941
Tenant Reimbursement	11,766	11,211			5,025	4,863
Other Property Income	37	35			537	—
Total Revenue	50,333	49,259	$1,074	2.2%	27,952	26,804	$1,148	4.3%
Operating Expenses	8,562	8,530			2,508	2,129
Real Estate Taxes	6,797	6,723			3,723	4,200
Total Expenses	15,359	15,253	106	0.7%	6,231	6,329	(98)	(1.5)%
Net Operating Income - GAAP Basis	$34,974	$34,006	$968	2.8%	$21,721	$20,475	$1,246	6.1%
Rental Revenue - GAAP Basis	$50,333	$49,259			$27,952	$26,804
Add Straight-Line Rent Revenue	(1,558)	(2,579)			(14)	(1,352)
Add Above/Below Lease Revenue	965	1,378			187	411
Rental Revenue - Cash Basis	49,740	48,058	1,682	3.5%	28,125	25,863	2,262	8.7%
Less: Total Expenses	15,359	15,253			6,231	6,329
Less: GAAP Adjustment - European Properties	—	—			114	—
Net Operating Income - Cash Basis	$34,381	$32,805	$1,576	4.8%	$21,780	$19,534	$2,246	11.5%

	Total Same Properties (1)(2)
	Three Months Ended		$ Change	% Change
	Sep. 30, 2014	Sep. 30, 2013
Rental Revenue	$60,920	$59,954
Tenant Reimbursement	16,791	16,074
Other Property Income	574	35
Total Revenue	78,285	76,063	$2,222	2.9%
Operating Expenses	11,070	10,659
Real Estate Taxes	10,520	10,923
Total Expenses	21,590	21,582	8	—%
Net Operating Income - GAAP Basis	$56,695	$54,481	$2,214	4.1%
Rental Revenue - GAAP Basis	$78,285	$76,063
Add Straight-Line Rent Revenue	(1,572)	(3,931)
Add Above/Below Lease Revenue	1,152	1,789
Rental Revenue - Cash Basis	77,865	73,921	3,944	5.3%
Less: Total Expenses	21,590	21,582
Less: GAAP Adjustment - European Properties	114	—
Net Operating Income - Cash Basis	$56,161	$52,339	$3,822	7.3%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned as of January 1, 2013 and still owned as of September 30, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share.

Supplemental Information | Third Quarter 2014 | 13

CHAMBERS STREET PROPERTIES (continued)
Same Property Statistics
As of September 30, 2014
($ in Thousands)

	Office (1)(2)				Industrial (1)(2)
	Nine Months Ended		$ Change	% Change	Nine Months Ended		$ Change	% Change
	Sep. 30, 2014	Sep. 30, 2013			Sep. 30, 2014	Sep. 30, 2013
Rental Revenue	$114,851	$114,825			$66,964	$66,584
Tenant Reimbursement	34,761	32,405			15,765	16,983
Other Property Income	892	35			537	—
Total Revenue	150,504	147,265	$3,239	2.2%	83,266	83,567	$(301)	(0.4)%
Operating Expenses	25,657	24,876			7,521	6,788
Real Estate Taxes	20,533	19,889			11,927	13,437
Total Expenses	46,190	44,765	1,425	3.2%	19,448	20,225	(777)	(3.8)%
Net Operating Income - GAAP Basis	$104,314	$102,500	$1,814	1.8%	$63,818	$63,342	$476	0.8%
Rental Revenue - GAAP Basis	$150,504	$147,265			$83,266	$83,567
Add Straight-Line Rent Revenue	(2,760)	(6,031)			(60)	(5,333)
Add Above/Below Lease Revenue	3,006	3,176			647	1,744
Rental Revenue - Cash Basis	150,750	144,410	6,340	4.4%	83,853	79,978	3,875	4.8%
Less: Total Expenses	46,190	44,765			19,448	20,225
Less: GAAP Adjustment - European Properties	—	—			415	98
Net Operating Income - Cash Basis	$104,560	$99,645	$4,915	4.9%	$63,990	$59,655	$4,335	7.3%

	Total Same Properties (1)(2)
	Nine Months Ended		$ Change	% Change
	Sep. 30, 2014	Sep. 30, 2013
Rental Revenue	$181,815	$181,409
Tenant Reimbursement	50,526	49,388
Other Property Income	1,429	35
Total Revenue	233,770	230,832	$2,938	1.3%
Operating Expenses	33,178	31,664
Real Estate Taxes	32,460	33,326
Total Expenses	65,638	64,990	648	1.0%
Net Operating Income - GAAP Basis	$168,132	$165,842	$2,290	1.4%
Rental Revenue - GAAP Basis	$233,770	$230,832
Add Straight-Line Rent Revenue	(2,820)	(11,364)
Add Above/Below Lease Revenue	3,653	4,920
Rental Revenue - Cash Basis	234,603	224,388	10,215	4.6%
Less: Total Expenses	65,638	64,990
Less: GAAP Adjustment - European Properties	415	98
Net Operating Income - Cash Basis	$168,550	$159,300	$9,250	5.8%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned and operating as of January 1, 2013 and still owned and operating as of September 30, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share.

Supplemental Information | Third Quarter 2014 | 14

CHAMBERS STREET PROPERTIES
Portfolio Summary
As of September 30, 2014
($ in Thousands)

Property Types

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI
Industrial
Triple Net Single-Tenant	45	14,007,173	27.2%	18	11,184,416	69.0%	63	25,191,589	36.7%
Multi-Tenant	8	1,454,634	2.6%	1	442,816	3.8%	9	1,897,450	2.9%
Other Single-Tenant	2	432,543	0.3%	—	—	—%	2	432,543	0.2%
Total Industrial	55	15,894,350	30.1%	19	11,627,232	72.8%	74	27,521,582	39.8%
Office
Triple Net Single-Tenant	31	5,208,793	49.4%	2	277,325	6.8%	33	5,486,118	39.7%
Multi-Tenant	8	1,661,947	13.3%	7	828,030	17.3%	15	2,489,977	14.2%
Other Single-Tenant	6	688,027	7.2%	1	96,175	3.1%	7	784,202	6.3%
Total Office	45	7,558,767	69.9%	10	1,201,530	27.2%	55	8,760,297	60.2%
All Properties
Triple Net Single-Tenant	76	19,215,966	76.6%	20	11,461,741	75.8%	96	30,677,707	76.4%
Multi-Tenant	16	3,116,581	15.9%	8	1,270,846	21.1%	24	4,387,427	17.1%
Other Single-Tenant	8	1,120,570	7.5%	1	96,175	3.1%	9	1,216,745	6.5%
Total Properties	100	23,453,117	100.0%	29	12,828,762	100.0%	129	36,281,879	100.0%
__________

(1)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net rentable square feet is at 100% and NOI percentage is at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2014 | 15

CHAMBERS STREET PROPERTIES (continued)
Portfolio Summary
As of September 30, 2014
(In Thousands)

Tenant Credit Ratings

	Annualized Base Rent (1)	% of Total Annualized Base Rent

Investment Grade Rated Tenants (2)	$146,203	53.7%
Non-Investment Grade Rated Tenants (3)	24,751	9.1%
Unrated	101,216	37.2%
	$272,170	100.0%
__________

(1)	Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	We define Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's.

(3)	We define Non-Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has a non-investment grade credit rating as determined by either Standard and Poor's or Moody's.

Scheduled Rental Increases

	Net Rentable Square Feet (1)	% of Total Net Rentable Square Feet	Annualized Base Rent (1)	% of Total Annualized Base Rent
Fixed Rental Increases (2)	27,801	79.0%	$225,512	83.0%
Indexed Rental Increases (3)	6,176	17.0%	37,055	14.0%
Constant Rent	1,330	4.0%	9,603	3.0%
All Leases	35,307	100.0%	$272,170	100.0%
__________

(1)
Net rentable square feet for unconsolidated properties is at 100%. Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	Includes certain leases that were subject to historical rental increases.

(3)	Indexed rental increases are generally based upon inflation or market rents.

Supplemental Information | Third Quarter 2014 | 16

CHAMBERS STREET PROPERTIES
Acquisition and Disposition Activity
As of September 30, 2014
($ in Thousands)

Wholly-Owned Property Acquisitions

Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet	Capitalization Rates
						In-Place	Straight Line
445 Airtech Parkway	Indianapolis	IN	1/2/2014	$30,200	622,440	6.3%	6.7%
1 Rocket Road	Los Angeles - South Bay	CA	7/31/2014	46,650	514,753	6.7%	7.7%
Total Wholly-Owned Property Acquisitions				$76,850	1,137,193

Disposition of Properties

Property	Market		Date of Disposition	Gross Sales Price at Pro Rata Share	Net Rentable Square Feet	Ownership Percentage
One Conway Park	Chicago	IL	1/16/2014	$10,480	105,000	80.0%
Maskew Retail Park	Peterborough	UK	7/23/2014	62,978	144,400	100.0%
				$73,458	249,400

Supplemental Information | Third Quarter 2014 | 17

CHAMBERS STREET PROPERTIES
Our Properties
As of September 30, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Industrial
Consolidated Industrial
300 Constitution Drive (2)(3)	Boston, MA	11/3/2004	1998	330,000	—%	$19,805
505 Century Parkway (2)	Dallas, TX	1/9/2006	1997	100,000	100.0%	6,095
631 International Parkway (2)	Dallas, TX	1/9/2006	1998	73,112	100.0%	5,407
660 North Dorothy (2)	Dallas, TX	1/9/2006	1997	120,000	100.0%	6,836
Bolingbrook Point III	Chicago, IL	8/29/2007	2006	185,045	100.0%	18,170
Community Cash Complex 1 (2)	Spartanburg, SC	8/30/2007	1960	207,038	100.0%	2,690
Community Cash Complex 2 (2)	Spartanburg, SC	8/30/2007	1978	145,058	100.0%	2,225
Community Cash Complex 3 (2)	Spartanburg, SC	8/30/2007	1981	116,413	52.0%	1,701
Community Cash Complex 4 (2)	Spartanburg, SC	8/30/2007	1984	33,019	100.0%	547
Community Cash Complex 5 (2)	Spartanburg, SC	8/30/2007	1984	53,033	100.0%	824
Fairforest Building 1 (2)	Spartanburg, SC	8/30/2007	2000	51,028	100.0%	2,974
Fairforest Building 2 (2)(3)	Spartanburg, SC	8/30/2007	1999	104,160	100.0%	5,379
Fairforest Building 3 (2)(3)	Spartanburg, SC	8/30/2007	2000	100,000	100.0%	5,760
Fairforest Building 4 (2)	Spartanburg, SC	8/30/2007	2001	190,606	100.0%	5,640
Fairforest Building 5 (3)	Spartanburg, SC	8/30/2007	2006	316,491	100.0%	16,968
Fairforest Building 6 (3)	Spartanburg, SC	8/30/2007	2005	101,055	100.0%	7,469
Fairforest Building 7 (2)(3)	Spartanburg, SC	8/30/2007	2006	101,459	84.0%	5,626
Greenville/Spartanburg Industrial Park (2)	Spartanburg, SC	8/30/2007	1990	67,375	100.0%	3,388
Highway 290 Commerce Park Building 1 (2)	Spartanburg, SC	8/30/2007	1995	150,000	100.0%	5,388
Highway 290 Commerce Park Building 5 (2)	Spartanburg, SC	8/30/2007	1993	30,000	100.0%	1,420
Highway 290 Commerce Park Building 7 (2)	Spartanburg, SC	8/30/2007	1994	93,971	100.0%	4,889
HJ Park Building 1 (2)	Spartanburg, SC	8/30/2007	2003	70,000	100.0%	4,216
Jedburg Commerce Park (2)(3)	Charleston, SC	8/30/2007	2007	512,686	88.0%	41,991
Kings Mountain I (3)	Charlotte, NC	8/30/2007	1998	100,000	100.0%	5,497
Kings Mountain II (3)	Charlotte, NC	8/30/2007	2002	301,400	100.0%	11,311
Mount Holly Building	Charleston, SC	8/30/2007	2003	100,823	—%	6,208
North Rhett I	Charleston, SC	8/30/2007	1973	284,750	100.0%	10,302
North Rhett II	Charleston, SC	8/30/2007	2001	101,705	100.0%	7,073
North Rhett III (2)(3)	Charleston, SC	8/30/2007	2002	79,972	100.0%	4,812
North Rhett IV (3)	Charleston, SC	8/30/2007	2005	316,040	100.0%	17,060
Orangeburg Park Building (3)	Charleston, SC	8/30/2007	2003	101,055	100.0%	5,474
Orchard Business Park 2 (2)	Spartanburg, SC	8/30/2007	1993	17,500	—%	761
Union Cross Building I	Winston-Salem, NC	8/30/2007	2005	100,853	100.0%	6,585
Union Cross Building II	Winston-Salem, NC	8/30/2007	2005	316,130	100.0%	17,216
Highway 290 Commerce Park Building 2 (2)(3)	Spartanburg, SC	9/24/2007	1995	100,000	100.0%	4,626
Highway 290 Commerce Park Building 6 (2)(3)	Spartanburg, SC	11/1/2007	1996	105,000	100.0%	3,760
Kings Mountain III (2)(3)	Charlotte, NC	3/14/2008	2007	541,910	100.0%	25,728
13201 Wilfred Lane (2)	Minneapolis, MN	6/29/2009	1999	335,400	100.0%	15,340
140 Depot Street (2)	Boston, MA	7/31/2009	2009	238,370	100.0%	18,950
West Point Trade Center (2)	Jacksonville, FL	12/30/2009	2009	601,500	100.0%	29,000
1985 International Way	Cincinnati, OH	10/27/2010	1998	189,400	59.0%	14,800
3660 Deerpark Boulevard	Jacksonville, FL	10/27/2010	2002	321,500	100.0%	15,300

Supplemental Information | Third Quarter 2014 | 18

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

4701 Gold Spike Drive	Dallas, TX	10/27/2010	2002	420,360	100.0%	20,300
Tolleson Commerce Park II	Phoenix, AZ	10/27/2010	1999	217,422	100.0%	9,200
Millers Ferry Road (2)	Dallas, TX	6/2/2011	2011	1,020,000	100.0%	40,366
Aurora Commerce Center (2)	Denver, CO	11/30/2011	2007	406,959	100.0%	24,500
2400 Dralle Road (2)(3)	Chicago, IL	3/20/2012	2011	1,350,000	100.0%	64,250
Midwest Commerce Center I (2)(3)	Kansas City, KS	8/16/2012	2009	1,107,000	100.0%	62,950
20000 S Diamond Lake Rd.	Minneapolis, MN	11/7/2012	2004	280,577	100.0%	18,500
Gateway at Riverside (2)(3)	Baltimore, MD	11/30/2012	1991	800,798	100.0%	49,229
Mid-Atlantic Distribution Center – Bldg. A (2)	Baltimore, MD	12/28/2012	2008	672,000	100.0%	43,150
Goodyear Crossing II	Phoenix, AZ	3/1/2013	2009	820,384	100.0%	64,883
1200 Woods Chapel Road (2)(3)	Spartanburg, SC	8/8/2013	2008	156,800	100.0%	10,750
445 Airtech Parkway (2)(3)	Indianapolis, IN	1/2/2014	2013	622,440	100.0%	30,200
1 Rocket Road	Los Angeles - South Bay, CA	7/31/2014	2008	514,753	100.0%	46,650
Total Consolidated Industrial (4)			2005	15,894,350	95.8%	$880,139
Unconsolidated Industrial
Buckeye Logistics Center (2)(6)	Phoenix, AZ	6/12/2008	2008	1,009,351	100.0%	$52,797
12200 President's Court (2)(6)	Jacksonville, FL	9/30/2008	2008	772,210	100.0%	29,995
201 Sunridge Blvd. (2)(6)	Dallas, TX	9/30/2008	2008	822,550	100.0%	25,690
Allpoints at Anson Bldg. 1 (2)(6)	Indianapolis, IN	9/30/2008	2008	1,036,573	100.0%	42,684
125 Enterprise Parkway (2)(6)	Columbus, OH	12/10/2008	2008	1,142,400	100.0%	38,088
AllPoints Midwest Bldg. 1 (2)(6)	Indianapolis, IN	12/10/2008	2008	1,200,420	100.0%	41,428
Fairfield Distribution Ctr. IX (6)	Tampa, FL	5/13/2009	2008	136,212	100.0%	7,151
Amber Park (2)(7)	South Normanton, UK	6/10/2010	1997	208,423	100.0%	12,514
Brackmills (2)(7)	Northampton, UK	6/10/2010	1984	186,618	100.0%	13,407
Düren (2)(8)	Rhine-Ruhr, Germany	6/10/2010	2008	391,494	100.0%	13,148
Schönberg (2)(8)	Hamburg, Germany	6/10/2010	2009	453,979	100.0%	13,819
Langenbach (2)(8)	Munich, Germany	10/28/2010	2010	225,106	100.0%	18,573
Graben Distribution Center I (8)	Munich, Germany	12/20/2011	2011	1,017,868	100.0%	54,962
Graben Distribution Center II (8)	Munich, Germany	12/20/2011	2011	73,367	100.0%	6,868
Valley Park, Unit D (2)(7)	Rugby, UK	3/19/2012	2011	146,491	100.0%	10,247
Koblenz Distribution Center (8)	Rhine-Ruhr, Germany	12/12/2012	2012	1,070,126	100.0%	63,021
Bodenheim Logistikzentrum (8)	Frankfurt, Germany	11/25/2013	2012	442,816	100.0%	25,392
Hansalinie Distribution Center (8)	Bremen, Germany	11/25/2013	2012	320,463	100.0%	24,226
Lille-Douai Distribution Center (8)	Lille, France	12/17/2013	2013	970,765	100.0%	62,746
Total Unconsolidated Industrial (4)(5)			2009	11,627,232	100.0%	$556,756
Total Industrial(4)			2006	27,521,582	97.6%	$1,436,895
Office
Consolidated Office
REMEC Corporate Campus 1 (2)	San Diego, CA	9/15/2004	1983	34,000	100.0%	$6,833
REMEC Corporate Campus 2 (2)	San Diego, CA	9/15/2004	1983	30,477	100.0%	6,125
REMEC Corporate Campus 3 (2)	San Diego, CA	9/15/2004	1983	37,430	100.0%	7,523
REMEC Corporate Campus 4 (2)	San Diego, CA	9/15/2004	1983	30,778	100.0%	6,186
Deerfield Commons (3)	Atlanta, GA	6/21/2005	2000	121,969	98.0%	21,834

Supplemental Information | Third Quarter 2014 | 19

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

602 Central Boulevard (2)(3)	Coventry, UK	4/27/2007	2001	50,502	100.0%	23,847
Lakeside Office Center	Dallas, TX	3/5/2008	2006	98,750	98.0%	17,994
Thames Valley Five (2)	Reading, UK	3/20/2008	1998	40,468	100.0%	29,572
Enclave on the Lake (2)	Houston, TX	7/1/2008	1999	171,091	100.0%	37,827
Avion III (2)	Washington, DC Metro	11/18/2008	2002	71,507	100.0%	21,111
Avion IV (2)	Washington, DC Metro	11/18/2008	2002	71,504	100.0%	21,112
3011, 3055 & 3077Comcast Place (2)	East Bay, CA	7/1/2009	1988	219,631	100.0%	49,000
12650 Ingenuity Drive	Orlando, FL	8/5/2009	1999	124,500	100.0%	25,350
Crest Ridge Corporate Center I (2)	Minneapolis, MN	8/17/2009	2009	116,338	100.0%	28,419
5160 Hacienda Dr (2)	East Bay, CA	4/8/2010	1988	201,620	100.0%	38,500
10450 Pacific Center Court (2)(3)	San Diego, CA	5/7/2010	1985	134,000	100.0%	32,750
225 Summit Ave (2)(3)	Northern NJ	6/21/2010	1966	142,500	100.0%	40,600
One Wayside Road	Boston, MA	6/24/2010	1998	200,605	100.0%	55,525
100 Tice Blvd	Northern NJ	9/28/2010	2007	208,911	100.0%	67,600
Ten Parkway North	Chicago, IL	10/12/2010	1999	99,566	100.0%	25,000
Pacific Corporate Park (2)(3)	Washington, DC Metro	11/15/2010	2002	696,387	96.0%	144,500
100 Kimball Drive (2)	Northern NJ	12/10/2010	2006	175,000	100.0%	60,250
70 Hudson Street	New York City Metro	4/11/2011	2000	409,272	100.0%	155,000
90 Hudson Street	New York City Metro	4/11/2011	1999	419,868	65.0%	155,000
Sky Harbor Operations Center (2)	Phoenix, AZ	9/30/2011	2003	396,179	100.0%	53,500
1400 Atwater Drive (2)(3)	Philadelphia, PA	10/27/2011	2013	299,809	100.0%	82,224
Sabal Pavilion (2)	Tampa, FL	12/30/2011	1998	120,500	100.0%	21,368
701 & 801 Charles Ewing Blvd. (2)	Princeton, NJ	12/28/2012	2009	110,765	100.0%	28,310
1400 Perimeter Park Drive	Raleigh, NC	3/1/2013	1991	44,916	100.0%	6,165
22535 Colonial Pkwy	Houston, TX	3/1/2013	2009	89,750	100.0%	17,673
3900 North Paramount Parkway	Raleigh, NC	3/1/2013	1999	100,987	100.0%	18,523
3900 South Paramount Parkway	Raleigh, NC	3/1/2013	1999	119,170	100.0%	20,859
Atrium I	Columbus, OH	3/1/2013	1996	315,102	100.0%	45,071
Celebration Office Center III	Orlando, FL	3/1/2013	2009	100,924	100.0%	18,420
Easton III	Columbus, OH	3/1/2013	1999	135,485	100.0%	20,194
McAuley Place	Cincinnati, OH	3/1/2013	2001	190,096	100.0%	32,309
Miramar I (3)	Ft. Lauderdale, FL	3/1/2013	2001	94,060	100.0%	23,912
Miramar II	Ft. Lauderdale, FL	3/1/2013	2001	128,540	100.0%	31,910
Norman Pointe I	Minneapolis, MN	3/1/2013	2000	212,722	93.0%	36,232
Norman Pointe II	Minneapolis, MN	3/1/2013	2007	324,296	87.0%	46,113
Northpoint III	Orlando, FL	3/1/2013	2001	108,499	100.0%	22,394
Point West I	Dallas, TX	3/1/2013	2008	182,700	100.0%	31,795
The Landings I	Cincinnati, OH	3/1/2013	2006	175,695	100.0%	30,249
The Landings II	Cincinnati, OH	3/1/2013	2007	175,076	95.0%	23,977
Carpenter Corporate Center I & II (2)	Dallas, TX	7/31/2013	2008	226,822	100.0%	49,509
Total Consolidated Office (4)			2000	7,558,767	96.8%	$1,738,165
Unconsolidated Office
Aspen Corporate Center 500 (2)(6)	Nashville, TN	9/30/2008	2008	180,147	100.0%	$29,936
Regency Creek I (6)	Raleigh, NC	12/21/2010	2008	122,087	100.0%	18,000

Supplemental Information | Third Quarter 2014 | 20

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Sam Houston Crossing I (6)	Houston, TX	12/21/2010	2007	159,175	100.0%	20,400
One Easton Oval (2)(6)	Columbus, OH	3/24/2011	1997	125,031	93.0%	9,529
Two Easton Oval (2)(6)	Columbus, OH	3/24/2011	1995	128,674	61.0%	10,195
West Lake at Conway	Chicago, IL	3/24/2011	2008	98,304	100.0%	14,060
Weston Pointe I (6)	Ft. Lauderdale, FL	3/24/2011	1999	97,579	98.0%	15,507
Weston Pointe II (6)	Ft. Lauderdale, FL	3/24/2011	2000	97,180	93.0%	18,701
Weston Pointe III (6)	Ft. Lauderdale, FL	3/24/2011	2003	97,178	100.0%	18,867
Weston Pointe IV (6)	Ft. Lauderdale, FL	3/24/2011	2006	96,175	100.0%	22,605
Total Unconsolidated Office (4)(5)			2004	1,201,530	94.3%	$177,800
Total Office (4)			2001	8,760,297	96.4%	$1,915,965
Total Properties (4)			2003	36,281,879	97.3%	$3,352,860
__________

(1)	Approximate acquisition cost for unconsolidated properties is at our pro rata share of effective ownership.

(2)	This property is unencumbered.

(3)	Includes undeveloped land zoned for future office and industrial use.

(4)	Total or weighted average. Weighted average Year Built is weighted based upon approximate Total Acquisition Costs. Weighted average Percentage Leased is weighted based upon Net Rentable Square Feet.

(5)	Does not include properties held through our investment in CBRE Strategic Partners Asia.

(6)	This property is held through the Duke JV.

(7)	This property is held through the UK JV.

(8)	This property is held through the European JV.

Supplemental Information | Third Quarter 2014 | 21

CHAMBERS STREET PROPERTIES
Geographic Distribution
As of September 30, 2014
($ in Thousands)

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)			% of Approxi-mate Acqui- sition Cost
	Proper- ties	Net Rentable Square Feet	Approximate Acquisition Cost	Proper- ties	Net Rentable Square Feet	Approximate Acquisition Cost	Proper- ties	Net Rentable Square Feet	Approximate Acquisition Cost
Domestic
New Jersey	6	1,466,316	$506,760	—	—	$—	6	1,466,316	$506,760	15.1%
Florida	8	1,600,023	187,654	6	1,296,534	112,826	14	2,896,557	300,480	9.0%
Texas	10	2,502,585	233,802	2	981,725	46,090	12	3,484,310	279,892	8.3%
Ohio	5	991,454	151,800	3	1,396,105	57,812	8	2,387,559	209,612	6.3%
California	8	1,202,689	193,567	—	—	—	8	1,202,689	193,567	5.8%
South Carolina	28	3,807,037	189,921	—	—	—	28	3,807,037	189,921	5.7%
Virgina	3	839,398	186,723	—	—	—	3	839,398	186,723	5.6%
Arizona	3	1,433,985	127,583	1	1,009,351	52,797	4	2,443,336	180,380	5.4%
Minnesota	5	1,269,333	144,604	—	—	—	5	1,269,333	144,604	4.3%
North Carolina	8	1,625,366	111,884	1	122,087	18,000	9	1,747,453	129,884	3.9%
Illinois	3	1,634,611	107,420	1	98,304	14,060	4	1,732,915	121,480	3.6%
Indiana	1	622,440	30,200	2	2,236,993	84,112	3	2,859,433	114,312	3.4%
Massachusetts	3	768,975	94,280	—	—	—	3	768,975	94,280	2.8%
Maryland	2	1,472,798	92,379	—	—	—	2	1,472,798	92,379	2.8%
Pennsylvania	1	299,809	82,224	—	—	—	1	299,809	82,224	2.5%
Kansas	1	1,107,000	62,950	—	—	—	1	1,107,000	62,950	1.9%
Tennessee	—	—	—	1	180,147	29,936	1	180,147	29,936	0.9%
Colorado	1	406,959	24,500	—	—	—	1	406,959	24,500	0.7%
Georgia	1	121,969	21,834	—	—	—	1	121,969	21,834	0.7%
Kentucky	1	189,400	14,800	—	—	—	1	189,400	14,800	0.4%
Total Domestic	98	23,362,147	2,564,885	17	7,321,246	415,633	115	30,683,393	2,980,518	88.9%

International
Germany	—	—	—	8	3,995,219	220,009	8	3,995,219	220,009	6.6%
United Kingdom	2	90,970	53,419	3	541,532	36,168	5	632,502	89,587	2.7%
France	—	—	—	1	970,765	62,746	1	970,765	62,746	1.9%
Total International	2	90,970	53,419	12	5,507,516	318,923	14	5,598,486	372,342	11.1%
Total	100	23,453,117	$2,618,304	29	12,828,762	$734,556	129	36,281,879	$3,352,860	100.0%
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Number of Properties and Net Rentable Square Feet are included at 100% and Approximate Acquisition Cost is at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2014 | 22

CHAMBERS STREET PROPERTIES
Significant Tenants
As of September 30, 2014 (unaudited)
($ in Thousands)

			Credit Rating (1)		Consolidated & Unconsolidated Properties (2)		% of Annual- ized Base Rent
	Major Tenants (3)	Primary Industry	S&P	Moody's	Net Rentable Square Feet	Annualized Base Rent

1	Amazon.com	Internet Retail	AA-	Baa1	5,925,067	$25,461	9.4%
2	Barclay's Capital	Financial Services	A	A2	409,272	12,278	4.5%
3	Raytheon Company	Government	A	A3	666,290	10,300	3.8%
4	General Services Admin	Defense and Aerospace	AA+	Aa1	418,791	9,853	3.6%
5	Lord Abbett & Co.	Financial Services	—	—	174,989	6,125	2.3%
6	JP Morgan Chase	Financial Services	A	A3	396,179	6,093	2.2%
7	Nuance Communications, Inc.	Software	BB-	Ba3	200,605	5,842	2.1%
8	Endo Health Solutions Inc.	Pharmaceutical and Healthcare Related	—	—	299,809	5,717	2.1%
9	Eisai, Inc.	Pharmaceutical and Healthcare Related	—	—	208,911	5,189	1.9%
10	Comcast of California	Telecommunications	A-	A3	219,631	5,073	1.9%
11	PPD Development LP	Pharmaceutical and Healthcare Related	B	B3	251,475	4,893	1.8%
12	Deloitte LLP	Professional Services	—	—	175,000	4,740	1.7%
13	The Coleman Company, Inc.	Consumer Products	BB	Ba3	1,107,000	4,683	1.7%
14	Barr Laboratories, LLC	Pharmaceutical and Healthcare Related	A-	A3	142,500	4,489	1.6%
15	Clorox International Co	Consumer Products	BBB+	Baa1	1,350,000	4,484	1.6%
16	Unilever	Consumer Products	A+	A1	1,594,760	4,250	1.6%
17	Nationwide Mutual Insurance Co	Insurance	A+	A1	315,102	3,808	1.4%
18	Humana	Pharmaceutical and Healthcare Related	BBB+	Baa3	226,822	3,592	1.3%
19	ConAgra Foods Packaged Foods, LLC	Food Service and Retail	BBB-	Baa2	741,860	3,423	1.3%
20	NDB Capital Markets Corporation	Financial Services	—	—	97,138	3,400	1.2%
21	Whirlpool Corporation	Consumer Products	BBB	Baa2	1,020,000	3,385	1.2%
22	Carl Zeiss Meditec	Pharmaceutical and Healthcare Related	—	—	201,620	3,337	1.2%
23	Prime Distribution Services	Logistics Distribution	—	—	1,200,420	3,256	1.2%
24	NCS Pearson, Inc.	Education	BBB+	Baa1	167,218	3,196	1.2%
25	Space Exploration Technologies Corp	Defense and Aerospace	—	—	514,753	3,168	1.2%
26	Bob's Discount Furniture	Home Furnishings/Home Improvement	—	—	672,000	3,098	1.1%
27	Noxell Corporation	Consumer Products	—	—	800,797	3,088	1.1%
28	SBM Atlantia, Inc.	Petroleum and Mining	—	—	171,091	3,080	1.1%
29	Kellogg Sale Company	Consumer Products	BBB+	Baa2	1,142,400	3,033	1.1%
30	Royal Caribbean Cruises Ltd	Travel/Leisure	BB	Ba1	128,540	2,893	1.1%
31	Time Warner Cable Inc.	Telecommunications	BBB	Baa2	134,000	2,814	1.0%
32	Syngenta Seeds Inc	Agriculture	A+	A2	116,338	2,728	1.0%
33	American Home Mortgage	Financial Services	—	—	182,700	2,713	1.0%
34	REMEC Defense & Space	Defense and Aerospace	—	—	132,685	2,656	1.0%
35	Lear Operations Corporation	Vehicle Related Manufacturing	BB+	Ba2	477,263	2,619	1.0%
36	Dr Pepper / Seven Up, Inc.	Food Service and Retail	BBB+	Baa1	601,500	2,611	1.0%
37	Citicorp North America, Inc.	Financial Services	A-	Baa2	175,695	2,574	0.9%
38	Mercy Health Partners of SW Ohio	Pharmaceutical and Healthcare Related	—	A1	124,671	2,562	0.9%
39	Disney Vacation Development	Travel/Leisure	A	A2	100,924	2,533	0.9%
40	Verizon Wireless	Telecommunications	BBB+	Baa1	180,147	2,446	0.9%
	Other (approx 193 tenants)				12,140,855	80,687	29.6%
					35,306,818	$272,170	100.0%
__________

(1)	Credit rating is for our tenant, its guarantor or its parent company.

(2)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is at 100% and annualized base rent is at our pro rata share of effective ownership.

(3)	In certain cases in which our tenant is a wholly-owned subsidiary of its parent company, the parent company is listed as our tenant.

Supplemental Information | Third Quarter 2014 | 23

CHAMBERS STREET PROPERTIES
Tenant Industry Profile
As of September 30, 2014
($ in Thousands)

Primary Tenant Industry Category	Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)		% of Annual- ized Base Rent
	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent

Financial Services	1,750,635	$36,860	43,399	$692	1,794,034	$37,552	13.8%
Pharmaceutical and Healthcare Related	1,518,300	30,535	289,013	2,428	1,807,313	32,963	12.1%
Consumer Products	5,177,474	18,596	3,329,572	10,078	8,507,046	28,674	10.5%
Internet Retail	820,384	4,510	5,104,683	20,951	5,925,067	25,461	9.4%
Defense and Aerospace	1,385,235	18,077	—	—	1,385,235	18,077	6.6%
Logistics Distribution	1,220,096	5,454	2,576,592	9,666	3,796,688	15,120	5.6%
Telecommunications	734,399	10,586	195,196	2,614	929,595	13,200	4.8%
Food Service and Retail	2,753,952	11,713	16,797	147	2,770,749	11,860	4.4%
Government	285,288	6,474	133,503	3,379	418,791	9,853	3.6%
Education	399,921	7,742	105,848	1,655	505,769	9,397	3.5%
Insurance	484,354	6,953	32,878	401	517,232	7,354	2.7%
Business Services	1,013,123	5,657	128,296	1,651	1,141,419	7,308	2.7%
Professional Services	297,745	6,149	67,073	937	364,818	7,086	2.6%
Other Manufacturing	1,056,309	3,974	152,667	2,621	1,208,976	6,595	2.4%
Vehicle Related Manufacturing	1,096,413	4,779	320,463	1,733	1,416,876	6,512	2.4%
Software	200,605	5,842	15,424	250	216,029	6,092	2.2%
Travel/Leisure	229,464	5,427	12,662	232	242,126	5,659	2.1%
Agriculture	227,103	5,010	—	—	227,103	5,010	1.8%
Specialty Retail	689,740	3,875	35,454	495	725,194	4,370	1.6%
Petroleum and Mining	173,879	3,137	73,183	933	247,062	4,070	1.5%
Home Furnishings/Home Improvement	672,000	3,098	115,268	538	787,268	3,636	1.3%
Executive Office Suites	85,789	1,889	11,760	202	97,549	2,091	0.8%
Apparel Retail	135,485	1,759	—	—	135,485	1,759	0.6%
Utilities	108,499	1,656	—	—	108,499	1,656	0.6%
Non-Profit	30,895	815	—	—	30,895	815	0.3%
Total	22,547,087	$210,567	12,759,731	$61,603	35,306,818	$272,170	100.0%
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is included at 100% and Annualized Base Rent is at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2014 | 24

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations
As of September 30, 2014
($ in Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Industrial Properties:
Remaining 2014	6	389,260	1.4%	$1,855	1.6%	$4.76
2015	11	1,233,368	4.6%	4,961	4.4%	4.02
2016	7	755,483	2.8%	4,716	4.2%	6.24
2017	7	1,093,771	4.1%	4,790	4.2%	4.38
2018	6	2,883,589	10.7%	11,954	10.5%	4.15
2019	14	5,417,716	20.2%	21,581	19.0%	3.98
2020	5	1,421,519	5.3%	6,397	5.6%	4.50
2021	11	5,667,871	21.1%	21,777	19.2%	3.84
2022	3	1,654,371	6.2%	7,472	6.6%	4.52
2023	6	3,135,383	11.7%	12,298	10.8%	3.92
Thereafter	8	3,208,840	11.9%	15,706	13.9%	4.89
	84	26,861,171	100.0%	$113,507	100.0%	$4.23
Office Properties:
Remaining 2014	5	28,604	0.3%	$425	0.2%	$14.87
2015	20	218,767	2.6%	3,824	2.1%	17.48
2016	21	1,219,544	14.4%	28,456	15.9%	23.33
2017	20	658,384	7.8%	12,946	7.2%	19.66
2018	31	1,085,710	12.9%	20,505	11.4%	18.89
2019	17	879,946	10.4%	15,628	8.7%	17.76
2020	12	478,941	5.7%	12,520	7.0%	26.14
2021	12	1,370,895	16.2%	28,160	15.6%	20.54
2022	3	368,939	4.4%	6,913	3.9%	18.74
2023	9	872,853	10.3%	20,657	11.5%	23.67
Thereafter	14	1,263,064	15.0%	29,402	16.4%	23.28
	164	8,445,647	100.0%	$179,436	100.0%	$21.25

Supplemental Information | Third Quarter 2014 | 25

CHAMBERS STREET PROPERTIES (continued)
Tenant Lease Expirations
As of September 30, 2014
($ in Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Total Properties
Remaining 2014	11	417,864	1.2%	$2,280	0.8%	$5.46
2015	31	1,452,135	4.1%	8,785	3.0%	6.05
2016	28	1,975,027	5.6%	33,172	11.3%	16.80
2017	27	1,752,155	5.0%	17,736	6.1%	10.12
2018	37	3,969,299	11.2%	32,459	11.1%	8.18
2019	31	6,297,662	17.8%	37,208	12.7%	5.91
2020	17	1,900,460	5.4%	18,917	6.5%	9.95
2021	23	7,038,766	19.9%	49,937	17.0%	7.09
2022	6	2,023,310	5.7%	14,385	4.9%	7.11
2023	15	4,008,236	11.4%	32,955	11.2%	8.22
Thereafter	22	4,471,904	12.7%	45,109	15.4%	10.09
	248	35,306,818	100.0%	$292,943	100.0%	$8.30
__________

(1)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at 100%.

(2)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at our pro rata share of effective ownership.

	Consolidated Properties	Unconsolidated Properties (1)	Consolidated & Unconsolidated Properties (1)
Weighted Average Remaining Term (Years) (2):
Triple Net Single-Tenant Properties (3)	6.81	6.42	6.73
Multi-Tenant Properties	6.29	4.60	5.85
Other Single-Tenant Properties	4.75	5.25	4.81
Total Weighted Average Remaining Term (Years) (2)	6.53	5.97	6.41
__________

(1)	Includes pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Weighted Average Remaining Term is the average remaining term weighted by Expiring Base Rent.

(3)	Triple Net Single-Tenant Properties include certain properties that have minimal secondary tenant(s).

Supplemental Information | Third Quarter 2014 | 26

CHAMBERS STREET PROPERTIES
Percentage Leased
As of September 30, 2014

	Three Months Ended September 30, 2014
	Consolidated Properties	Unconsolidated Properties (1)	Consolidated and Unconsolidated Properties (1)
Amounts at Beginning of Period
Total Net Rentable Square Feet	23,082,764	12,828,762	35,911,526
Leased Square Feet	21,675,790	12,759,731	34,435,521
Leased Percentage	93.9%	99.5%	95.9%
Activity During the Quarter
Leasing:
New Leases	653,202	2,070	655,272
Expirations and Terminations:
Expiring Square Footage	(20,200)	—	(20,200)
Contractions	(458)	—	(458)
Lease Terminations	(131,600)	(2,070)	(133,670)
Net Leasing Activity	500,944	—	500,944
Acquisitions:
Leased Acquisitions Square Feet Added	514,753	—	514,753
Dispositions:
Leased Square Feet Disposed	(144,400)	—	(144,400)
Amounts at End of Period
Total Net Rentable Square Feet	23,453,117	12,828,762	36,281,879
Leased Square Feet	22,547,087	12,759,731	35,306,818
Leased Percentage	96.1%	99.5%	97.3%
__________

(1)	Amounts for unconsolidated properties are at 100%.

Supplemental Information | Third Quarter 2014 | 27

CHAMBERS STREET PROPERTIES
Tenant Leasing Activity
As of September 30, 2014
($ in Thousands)

		Prior Lease (1)		New Lease (1)
	Square Feet	Annualized Base Rent (2)		Annualized Base Rent (2)		Tenant Improve- ments & Leasing Commis- sions (4)	Average Lease Term (in years)(5)
		Cash	GAAP (3)	Cash	GAAP (3)
Industrial Properties
Consolidated
Renewals	586,328	$2,494	$2,440	$2,572	$3,027	$539	5.22
New Tenants - Previously Leased Space (6)	363,872	1,721	1,668	1,458	1,525	1,391	4.74
New Tenants - Not Previously Leased Space (7)	342,783	—	—	1,068	1,163	3,122	8.61
Total Consolidated	1,292,983	4,215	4,108	5,098	5,715	5,052	5.79
Unconsolidated
Renewals	225,106	1,542	1,607	1,556	1,556	337	3.96
Total Unconsolidated	225,106	1,542	1,607	1,556	1,556	337	3.96
Consolidated & Unconsolidated
Renewals	811,434	4,037	4,047	4,128	4,583	876	4.74
New Tenants - Previously Leased Space (6)	363,872	1,721	1,668	1,458	1,525	1,391	4.75
New Tenants - Not Previously Leased Space (7)	342,783	—	—	1,068	1,163	3,122	8.61
Total Consolidated & Unconsolidated	1,518,089	5,758	5,715	6,654	7,271	5,389	5.36
Office Properties
Consolidated
Renewals	20,886	283	241	270	259	116	4.00
New Tenants - Not Previously Leased Space (7)	33,919	—	—	857	856	155	1.38
Total Consolidated	54,805	283	241	1,127	1,115	271	2.01
Unconsolidated
Renewals	8,779	99	90	92	95	90	5.50
New Tenants - Previously Leased Space (6)	2,070	19	19	22	24	—	5.00
Total Unconsolidated	10,849	118	109	114	119	90	5.40
Consolidated & Unconsolidated
Renewals	29,665	382	331	362	354	206	4.38
New Tenants - Previously Leased Space (6)	2,070	19	19	22	24	—	5.00
New Tenants - Not Previously Leased Space (7)	33,919	—	—	857	856	155	1.38
Total Consolidated & Unconsolidated	65,654	401	350	1,241	1,234	361	2.32
Total Properties
Consolidated
Renewals	607,214	2,777	2,681	2,842	3,286	655	5.10
New Tenants - Previously Leased Space (6)	363,872	1,721	1,668	1,458	1,525	1,391	4.75
New Tenants - Not Previously Leased Space (7)	376,702	—	—	1,925	2,019	3,277	5.39
Total Consolidated	1,347,788	4,498	4,349	6,225	6,830	5,323	5.11
Unconsolidated
Renewals	233,885	1,641	1,697	1,648	1,651	427	4.04
New Tenants - Previously Leased Space (6)	2,070	19	19	22	24	—	5.00
Total Unconsolidated	235,955	1,660	1,716	1,670	1,675	427	4.06
Consolidated & Unconsolidated
Renewals	841,099	4,418	4,378	4,490	4,937	1,082	4.71
New Tenants - Previously Leased Space (6)	365,942	1,740	1,687	1,480	1,549	1,391	4.75
New Tenants - Not Previously Leased Space (7)	376,702	—	—	1,925	2,019	3,277	5.39
Total Consolidated & Unconsolidated	1,583,743	$6,158	$6,065	$7,895	$8,505	$5,750	4.88
__________

(1)	Prior lease amounts represent rents in place at the time of expiration or termination. New lease amounts represent rents in place at the time of lease commencement.

(2)	Annualized base rent amounts for unconsolidated properties are included at pro rata share.

(3)	GAAP amounts for prior leases include above/below market rents if applicable.

(4)	Includes tenant improvement costs and lease commissions incurred to execute the lease and not necessarily paid in the current quarter.

(5)	Weighted average initial lease term (in years) weighted by annualized cash base rent.

(6)	Represents leases signed to new tenants for space that was previously leased since the later of (i) twelve months ago or (ii) the date we acquired the property.

(7)	Represents leases signed to new tenants for space that was not previously leased since the later of (i) twelve months ago or (ii) the date we acquired the property.

Supplemental Information | Third Quarter 2014 | 28

CHAMBERS STREET PROPERTIES
Capital Structure and Debt Maturities
As of September 30, 2014
($ in Thousands)

	Number of Outstanding Shares	Balance as of September 30, 2014	Percentage
Debt
Secured Notes Payable (1)		$617,298	18.6%
Pro Rata Share of Unconsolidated Debt		175,843	5.3%
Unsecured Term Loan Facilities		570,000	17.2%
Unsecured Revolving Credit Facility		170,044	5.1%
Total Debt		1,533,185	46.2%
Equity
Common Shares (2)	236,924,176	1,784,039	53.8%
Total Market Capitalization		$3,317,224	100.0%
__________

(1)	Amounts are presented excluding the effect of net premiums.

(2)	Value based on our closing share price on the NYSE of $7.53 as of September 30, 2014.

Debt Maturities

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)			Weigh- ted Average Interest Rate (3)(4)
	Sche- duled Amorti- zation	Term Maturities	Total	Sche- duled Amorti- zation	Term Maturities	Total	Sche- duled Amorti- zation	Term Maturities	Total
Remaining 2014	$4,121	$—	$4,121	$293	$—	$293	$4,414	$—	$4,414	—%
2015	16,437	132,448	148,885	1,210	—	1,210	17,647	132,448	150,095	4.76%
2016	13,271	121,341	134,612	1,272	—	1,272	14,543	121,341	135,884	5.46%
2017	12,495	34,327	46,822	1,338	63,509	64,847	13,833	97,836	111,669	5.97%
2018	10,627	431,986	442,613	1,408	—	1,408	12,035	431,986	444,021	2.35%
2019	7,982	300,786	308,768	1,481	—	1,481	9,463	300,786	310,249	4.01%
2020	6,290	65,846	72,136	1,558	49,382	50,940	7,848	115,228	123,076	4.31%
2021	3,743	190,448	194,191	1,172	53,220	54,392	4,915	243,668	248,583	4.70%
2022	1,870	—	1,870	—	—	—	1,870	—	1,870	—%
2023	1,987	—	1,987	—	—	—	1,987	—	1,987	—%
Thereafter	1,337	—	1,337	—	—	—	1,337	—	1,337	6.26%
Total	$80,160	$1,277,182	$1,357,342	$9,732	$166,111	$175,843	$89,892	$1,443,293	$1,533,185	3.84%
__________

(1)
Consolidated debt amount includes a $170.0 million outstanding balance on the unsecured revolving credit facility as of September 30, 2014. The unsecured revolving credit facility expires January 15, 2018. We have an option to extend the maturity date by one year.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

(3)	Weighted average interest rate is calculated using the maturity date of our various debt.

(4)	Weighted average interest rate for 2018 debt maturity consists of 1.45% floating rate for the revolving credit facility and 2.92% of interest rate for all other fixed rate debt.

Supplemental Information | Third Quarter 2014 | 29

CHAMBERS STREET PROPERTIES
Debt Composition
As of September 30, 2014
($ in Thousands)

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
Amount
Fixed Interest Rate Debt	$80,160	$1,107,138	$1,187,298	$9,732	$166,111	$175,843	$89,892	$1,273,249	$1,363,141
Floating Interest Rate Debt	—	170,044	170,044	—	—	—	—	170,044	170,044
Total	$80,160	$1,277,182	$1,357,342	$9,732	$166,111	$175,843	$89,892	$1,443,293	$1,533,185
Weighted Average Remaining Term (years)
Fixed Interest Rate Debt			4.00			5.31			4.17
Floating Interest Rate Debt			3.29			N/A			3.29
Total			3.91			5.31			4.07
Weighted Average Interest Rate
Fixed Interest Rate Debt			4.23%			3.53%			4.14%
Floating Interest Rate Debt			1.45%			N/A			1.45%
Total			3.88%			3.53%			3.84%
__________

(1)
Consolidated debt amount includes a $170.0 million outstanding balance on the unsecured revolving credit facility as of September 30, 2014. The unsecured revolving credit facility expires January 15, 2018. We may exercise an option to extend the maturity date by one year. The annual facility fee of 0.30% is not reflected in the interest rate amounts included in this table.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Encumbered/Unencumbered Properties

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance
Encumbered Properties	42	$1,242,715	$617,298	14	$372,506	$175,843	56	$1,615,221	$793,141
Unencumbered Properties	58	1,375,589	—	15	362,050	—	73	1,737,639	—
Total Properties	100	$2,618,304	$617,298	29	$734,556	$175,843	129	$3,352,860	$793,141
__________

(1)
Number of Properties is at 100%. Approximate Acquisition Cost and Debt Balance for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information | Third Quarter 2014 | 30

CHAMBERS STREET PROPERTIES
Consolidated Debt
As of September 30, 2014
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate (1)	Maturity Date	Outstanding Balance

Bolingbrook Point III	5.26%	5.26%	1/1/2015	$7,900
One Wayside Road	5.66%	5.25%	8/1/2015	13,043
One Wayside Road	5.92%	5.25%	8/1/2015	10,935
Lakeside Office Center	6.03%	6.03%	9/1/2015	8,649
Celebration Office Center III	4.25%	2.50%	12/1/2015	8,863
22535 Colonial Pkwy	4.25%	2.50%	12/1/2015	7,930
Northpoint III	4.25%	2.50%	12/1/2015	10,262
Goodyear Crossing I	4.25%	2.50%	12/1/2015	19,591
3900 North Paramount Parkway	4.25%	2.50%	12/1/2015	7,697
3900 South Paramount Parkway	4.25%	2.50%	12/1/2015	7,697
1400 Perimeter Park Drive	4.25%	2.50%	12/1/2015	2,332
Miramar I	4.25%	2.50%	12/1/2015	9,143
Miramar II	4.25%	2.50%	12/1/2015	12,315
Deerfield Commons I	5.23%	5.23%	12/1/2015	9,170
70 Hudson Street	5.65%	5.15%	4/11/2016	114,621
Point West I - Swapped to Fixed	3.41%	3.41%	12/6/2016	10,797
100 Tice Blvd	5.97%	4.38%	9/15/2017	19,109
100 Tice Blvd	5.97%	4.38%	9/15/2017	19,109
4701 Gold Spike Drive	4.45%	4.45%	3/1/2018	10,008
1985 International Way	4.45%	4.45%	3/1/2018	6,954
3770 Deerpark Boulevard	4.45%	4.45%	3/1/2018	7,189
Tolleson Commerce Park II	4.45%	4.45%	3/1/2018	4,323
20000 S. Diamond Lake Road	4.45%	4.45%	3/1/2018	6,296
Atrium I - swapped to fixed	3.78%	3.78%	5/31/2018	21,814
McAuley Place	3.98%	3.50%	9/1/2018	12,958
Easton III - Swapped to Fixed	3.95%	3.95%	1/31/2019	6,327
90 Hudson Street	5.66%	5.26%	5/1/2019	103,854
Fairforest Bldg. 6	5.42%	6.50%	6/1/2019	1,836
North Rhett I	5.65%	6.50%	8/1/2019	2,072
Kings Mountain II	5.47%	6.50%	1/1/2020	3,614
1 Rocket Road	6.60%	4.50%	8/1/2020	18,615
North Rhett II	5.20%	6.50%	10/1/2020	1,476
Mount Holly Bldg.	5.20%	6.50%	10/1/2020	1,476
Orangeburg Park Bldg.	5.20%	6.50%	10/1/2020	1,502
Kings Mountain I	5.27%	6.50%	10/1/2020	1,280
Ten Parkway North	4.75%	4.75%	1/1/2021	11,547
Union Cross Bldg. II	5.53%	6.50%	6/1/2021	5,938
Union Cross Bldg. I	5.50%	6.50%	7/1/2021	1,951
Norman Pointe I	5.24%	3.50%	10/1/2021	20,263
Norman Pointe II	5.24%	3.50%	10/1/2021	22,308
The Landings I	5.24%	3.50%	10/1/2021	15,249
The Landings II	5.24%	3.50%	10/1/2021	13,450
Fairforest Bldg. 5	6.33%	6.50%	2/1/2024	7,832
North Rhett IV	5.80%	6.50%	2/1/2025	8,003
Total Secured Notes Payable				617,298
Plus Premium				16,015
Less Discount				(952)
Total Secured Notes Payable, Net				$632,361
WF Term Loan #2		2.49%	3/7/2018	$200,000
WF Term Loan #3		3.12%	1/15/2019	200,000
TD Term Loan		3.28%	3/6/2020	50,000
Capital One Term Loan		4.32%	1/31/2021	120,000
Total Unsecured Term Loans				$570,000
Revolving Credit Facility		1.45%	1/15/2018	$170,044
__________

(1)	Represents the rate at which interest expense is recorded for financial reporting purposes, which reflects the amortization of any discounts/premiums, excluding debt issuance costs.

Supplemental Information | Third Quarter 2014 | 31

CHAMBERS STREET PROPERTIES
Unconsolidated Debt
As of September 30, 2014
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate	Maturity Date	Outstanding Balance (1)

Graben Distribution Center I & II	2.39%	2.39%	7/27/2017	$31,426
Koblenz Distribution Center	2.27%	2.27%	11/11/2017	32,083
Hansaline Distribution Center	3.01%	3.01%	11/25/2020	11,924
Bodenheim Logistikzentrum	3.01%	3.01%	11/25/2020	11,439
Lille-Douai Distribution Center	3.13%	3.13%	12/17/2020	26,020
Fairfield Distribution Ctr. IX	5.00%	5.00%	9/1/2021	3,497
Sam Houston Crossing I	4.42%	4.42%	9/1/2021	8,348
West Lake at Conway	5.00%	5.00%	9/1/2021	7,292
Regency Creek I	5.24%	5.24%	10/1/2021	8,610
Weston Pointe I - IV	5.24%	5.24%	10/1/2021	35,204
Total Unconsolidated Debt				$175,843
__________

(1)	Amounts are at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2014 | 32

CHAMBERS STREET PROPERTIES
Non-GAAP Supplemental Financial Measures:

Annualized Base Rent
Annualized Base Rent for each lease equals (i) 12 times the monthly cash base rent due as of September 30, 2014, or (ii) for any lease still in an initial free or reduced rent period as of September 30, 2014, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.
Net Operating Income
Net operating income ("NOI") is designed to reflect the operating performance of our portfolio by excluding certain items that are not considered to be controllable in connection with the management of the property. NOI is a non-GAAP financial measure which calculates, on a consolidated basis, rental income, tenant reimbursements and other property income less property and related expenses (operating and maintenance, property management fees, property level general and administrative expenses and real estate taxes) and excludes other non-property income and expenses, interest expense, depreciation and amortization, and our general and administrative expenses. We believe that NOI provides an accurate measure of the operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry. However, NOI presented by us may not be comparable to NOI reported by other REITs that may use different methodologies. NOI should not be considered an alternative to net income as an indication of our performance, or as an alternative to cash flow from operating activities as a measure of our liquidity or ability to make cash distributions to shareholders.
EBITDA
We define Adjusted EBITDA as net income (loss) computed in accordance with GAAP plus depreciation, amortization, taxes, interest expense and net change in fair value of non-qualifying derivative financial instruments, gain (loss) on conversion of equity interest to controlling interest, gain (loss) on asset dispositions, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because we believe it provides useful information regarding our ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

Funds from Operations
The National Association of Real Estate Investment Trusts ("NAREIT") created Funds from Operations ("FFO") as a non-GAAP supplemental measure of REIT operating performance, which reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The most directly comparable GAAP measure to FFO is net income. FFO is used commonly in the real estate industry because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many

Supplemental Information | Third Quarter 2014 | 33

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

industry analysts and investors consider presentations of operating results for REITs that use historical cost accounting to be insufficient.
We compute FFO in accordance with standards established by NAREIT. The revised NAREIT White Paper on FFO defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, impairment charges and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
Core Funds from Operations
Changes in the accounting and reporting rules under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that have been put into effect since the establishment of NAREIT's definition of FFO have prompted an increase in the non-cash and non-operating items included in FFO. We calculate Core Funds from Operations ("Core FFO") as FFO exclusive of the net effects of acquisition costs, interest rate swap gains/losses, transition and listing costs, and unrealized gain/loss in investments in unconsolidated entities.
We believe that Core FFO is a useful measure of management's decision-making process and appropriately presents our results of operations on a comparative basis. The items that we exclude from net income are subject to significant fluctuations from period to period that cause both positive and negative effects on our results of operations, often in inconsistent and unpredictable directions. For example, our acquisition costs are primarily the result of the volume of our acquisitions completed during each period, and therefore we believe such acquisition costs are not reflective of our operating results during each period. Similarly, unrealized gains or losses that we have recognized during a given period are based primarily upon changes in the estimated fair market value of certain of our investments due to changes in market conditions and do not necessarily reflect the operating performance of these properties during the corresponding period. Further, costs associated with certain other non-reoccurring expenses, such as the process of transitioning from being an externally managed company to a self-managed company, our listing of our common shares on the New York Stock Exchange and our modified "Dutch Auction" tender offer are not reflective of our operating results during each period.
We believe that Core FFO is useful to investors as a supplemental measure of operating performance because adjusting FFO to exclude acquisition costs, unrealized gains and/or losses or other non- reoccurring expenses provides investors a view of the performance of our portfolio over time, including if we cease to acquire properties on a frequent and regular basis and allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions. We also believe that Core FFO may provide investors with a useful indication of our future performance, and of the sustainability of our current distribution policy. However, because Core FFO excludes acquisition costs, unrealized gains or losses and/or other non-reoccurring expenses which are important components in an analysis of our historical performance, such supplemental measure should not be construed as a historical performance measure and may not be as useful a measure for estimating the value of our common shares.

Supplemental Information | Third Quarter 2014 | 34

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

We calculate Adjusted Funds from Operations ("AFFO") as Core FFO exclusive of the net effects of (i) amortization associated with deferred financings costs; (ii) amortization of above- and below-market lease intangibles; (iii) amortization of premium on notes payable; (iv) amortization of deferred revenue related to tenant improvements; (v) non-cash share-based compensation expense; (vi) straight-line rental revenue; and (vii) recurring capital expenditures.
Not all REITs calculate FFO, Core FFO or AFFO (or an equivalent measure), in the same manner and therefore comparisons with other REITs may not be meaningful. None of these measures present, nor do we intend for them to present, a complete picture of our financial condition and/or operating performance. We believe that net income, as computed under GAAP, appropriately remains the primary measure of our performance and that FFO, Core FFO and AFFO, when considered in conjunction with net income, improves the investing public's understanding of the operating results of REITs and makes comparisons of REIT operating results more meaningful.

Supplemental Information | Third Quarter 2014 | 35

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net Income to Consolidated Net Operating Income (NOI)
As of September 30, 2014
(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net Income	$18,468	$859	$26,940	$79,309
General and Administrative	7,230	5,514	20,047	17,708
Investment Management Fee	—	—	—	489
Acquisition-related Expenses	265	175	555	2,178
Depreciation and Amortization	27,208	26,637	81,572	75,414
Transition and Listing Expenses	—	1,447	—	12,681
Total Expenses	34,703	33,773	102,174	108,470
Interest and Other Income	(255)	(597)	(573)	(1,027)
Interest Expense	13,685	13,017	41,653	32,803
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(68)	(163)	(80)	(582)
Gain on Asset Disposition, Net	(13,175)	—	(13,175)	—
Loss on Early Extinguishment of Debt	—	1,572	—	1,572
Loss (Gain) on Conversion of Equity Interest to Controlling Interest	—	1,667	—	(75,536)
Provision for Income Taxes	140	54	579	274
Equity in Income of Unconsolidated Entities	(4,391)	(3,324)	(11,829)	(10,263)
Net Operating Income - GAAP Basis	$49,107	$46,858	$145,689	$135,020
Straight-line Rent Adjustment, Net	(2,096)	(3,355)	(4,641)	(7,886)
Above/Below Market Lease Amortization, Net	1,173	1,956	4,056	5,028
Net Operating Income - Cash Basis	$48,184	$45,459	$145,104	$132,162

Supplemental Information | Third Quarter 2014 | 36

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net Income to Adjusted EBITDA
As of September 30, 2014
(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net Income	$18,468	$859	$26,940	$79,309
Interest Expense and Net Change in Fair Value of Derivative Financial Instruments (including discontinued operations)	13,470	12,854	41,426	32,221
Pro Rata Share of Interest Expense from Unconsolidated Entities	1,736	2,241	5,235	9,434
Depreciation and Amortization (including discontinued operations)	27,208	26,637	81,572	75,414
Pro Rata Share of Depreciation and Amortization from Unconsolidated Entities	8,163	8,406	25,172	26,952
Provision for Income Taxes	140	54	579	274
EBITDA	$69,185	$51,051	$180,924	$223,604
Loss (Gain) on Conversion of Equity Interest to Controlling Interest	—	1,667	—	(75,536)
Gain on Asset Disposition, Net	(13,175)	—	(13,175)	—
Adjusted EBITDA	$56,010	$52,718	$167,749	$148,068

Supplemental Information | Third Quarter 2014 | 37

Chambers Street Properties 47 Hulfish Street, Suite 210 Princeton, NJ 08542-3706 609 683-4900 www.ChambersStreet.com